UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 06, 2022

ORTHOFIX MEDICAL INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-19961	98-1340767
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3451 Plano Parkway
Lewisville, Texas		75056
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 214 937-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.10 par value per share	OFIX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On May 6, 2022, Orthofix Medical Inc. (the “Company”) issued a press release announcing, among other things, its financial results for the first quarter ended March 31, 2022. A copy of the press release is furnished herewith as Exhibit 99.1 and attached hereto.

The information furnished in this Item 2.02, including the exhibit furnished herewith as Exhibit 99.1, will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information will not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or into another filing under the Exchange Act, unless that filing expressly incorporates by reference this Item 2.02 of this report.

Item 7.01 Regulation FD Disclosure.

The press release furnished in Exhibit 99.1 also provides an update on the Company’s business outlook, that is intended to be within the safe harbor provided by the Private Securities Litigation Reform Act of 1995 (the “Act”) as comprising forward looking statements within the meaning of the Act.

The information furnished in this Item 7.01, including the exhibit furnished herewith as Exhibit 99.1, will not be treated as “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. This information will not be deemed incorporated by reference into any filing under the Securities Act, or into another filing under the Exchange Act, unless that filing expressly incorporates by reference this Item 7.01 of this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release, dated May 6, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orthofix Medical Inc.
By:	/s/ Kimberley A. Elting
Kimberley A. Elting President, Global Orthopedics Chief Legal and Development Officer

Date: May 6, 2022